Exhibit 99.1

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR11
Mortgage Loans
Preliminary Collateral Information As of 08/01/05

TOTAL CURRENT BALANCE	$3,111,977,810
TOTAL ORIGINAL BALANCE	$3,126,420,622

NUMBER OF LOANS	4,898

			Minimum		Maximum
AVG CURRENT BALANCE	$635,357		$2,715		$2,500,000
AVG ORIGNAL BALANCE	$638,306		$359,688		$2,500,000

WAVG GROSS COUPON	5.08%		4.44%		5.69%
WAVG GROSS MARGIN	2.35%		1.70%		2.95%
WAVG MAX INT RATE	9.98%		9.80%		10.95%

WAVG CURRENT LTV	70.43%		0.36%		95.00%

WAVG FICO SCORE	705		620		819

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	124%		110%		125%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	369	months	360	months	480	months
WAVG REMAINING TERM	365	months	347	months	479	months
WAVG SEASONING	3	months	1	months	13	months

NZ WAVG PREPAY TERM	15	months	12	months	36	months

TOP STATE CONC	CA(66.75%),FL(5.09%),NY(3.88%)
MAXIMUM CA ZIPCODE	0.60%

FIRST PAY DATE			August 1,2004		August 1,2005

RATE CHANGE DATE			September 1,2005		September 1,2005

MATURE DATE			July 1,2034		July 1,2045

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Monthly MTA	4,898	$3,111,977,810	100.00%
Total	4,898	$3,111,977,810	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 100,000	2	$24,768	0.00%
100,001— 200,000	3	409,966	0.01
200,001— 300,000	5	1,285,144	0.04
300,001— 400,000	701	266,685,492	8.57
400,001— 500,000	1,384	625,387,861	20.10
500,001— 600,000	924	507,416,502	16.31
600,001— 700,000	628	407,085,017	13.08
700,001— 800,000	311	234,404,849	7.53
800,001— 900,000	207	176,986,517	5.69
900,001— 1,000,000	247	239,532,616	7.70
1,000,001— 1,100,000	84	88,506,196	2.84
1,100,001— 1,200,000	93	107,823,926	3.46
1,200,001— 1,300,000	80	100,477,912	3.23
1,300,001— 1,400,000	62	84,549,083	2.72
1,400,001— 1,500,000	119	176,351,133	5.67
1,500,001— 1,600,000	5	7,749,655	0.25
1,600,001— 1,700,000	6	9,905,272	0.32
1,700,001— 1,800,000	5	8,885,883	0.29
1,800,001— 1,900,000	7	12,984,416	0.42
1,900,001— 2,000,000	6	11,842,173	0.38
2,000,001— 2,100,000	3	6,215,000	0.20
2,100,001— 2,200,000	3	6,455,111	0.21
2,200,001— 2,300,000	3	6,673,102	0.21
2,300,001— 2,400,000	4	9,405,127	0.30
2,400,001— 2,500,000	6	14,935,089	0.48
Total	4,898	$3,111,977,810	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.251— 4.500	17	$12,349,501	0.40%
4.501— 4.750	277	189,695,034	6.10
4.751— 5.000	1,369	873,219,363	28.06
5.001— 5.250	2,261	1,389,357,039	44.65
5.251— 5.500	772	507,427,035	16.31
5.501— 5.750	202	139,929,838	4.50
Total	4,898	$3,111,977,810	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.501— 1.750	17	$12,349,501	0.40%
1.751— 2.000	276	188,572,611	6.06
2.001— 2.250	1,369	873,191,427	28.06
2.251— 2.500	2,257	1,386,500,033	44.55
2.501— 2.750	775	508,022,198	16.32
2.751— 3.000	204	143,342,041	4.61
Total	4,898	$3,111,977,810	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.751— 10.000	4,083	$2,495,878,369	80.20%
10.001— 10.250	755	551,118,036	17.71
10.251— 10.500	54	56,127,061	1.80
10.501— 10.750	5	7,446,345	0.24
10.751— 11.000	1	1,408,000	0.05
Total	4,898	$3,111,977,810	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	4,565	$2,891,222,993	92.91%
480	333	220,754,817	7.09
Total	4,898	$3,111,977,810	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	202	$134,879,684	4.33%
125	4,696	2,977,098,126	95.67
Total	4,898	$3,111,977,810	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341— 350	51	$24,790,407	0.80%
351— 360	4,514	2,866,432,585	92.11
471— 480	333	220,754,817	7.09
Total	4,898	$3,111,977,810	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 6	4,500	$2,895,287,819	93.04%
7— 12	397	216,265,165	6.95
13 >=	1	424,826	0.01
Total	4,898	$3,111,977,810	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	7	$2,723,033	0.09%
21— 25	7	3,120,600	0.10
26— 30	11	8,893,644	0.29
31— 35	22	16,329,944	0.52
36— 40	34	22,611,528	0.73
41— 45	53	40,087,571	1.29
46— 50	78	61,304,130	1.97
51— 55	136	99,267,960	3.19
56— 60	247	195,777,304	6.29
61— 65	458	365,696,286	11.75
66— 70	638	463,326,207	14.89
71— 75	1,334	796,403,946	25.59
76— 80	1,770	988,766,790	31.77
81— 85	24	12,953,290	0.42
86— 90	17	7,913,895	0.25
91— 95	62	26,801,682	0.86
Total	4,898	$3,111,977,810	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620— 639	350	$210,062,127	6.75%
640— 659	440	261,713,886	8.41
660— 679	606	359,775,281	11.56
680— 699	840	570,561,744	18.33
700— 719	949	610,139,896	19.61
720— 739	730	468,405,475	15.05
740— 759	431	272,327,697	8.75
760— 779	335	221,870,334	7.13
780— 799	208	130,259,306	4.19
800 >=	9	6,862,064	0.22
Total	4,898	$3,111,977,810	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	1,556	$883,219,138	28.38%
Reduced Doc	3,342	2,228,758,672	71.62
Total	4,898	$3,111,977,810	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	4,587	$2,896,061,863	93.06%
Second Home	311	215,915,948	6.94
Total	4,898	$3,111,977,810	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	48	$32,716,042	1.05%
Condo	471	275,348,467	8.85
Co-op	15	11,541,605	0.37
Single Family	4,354	2,787,259,841	89.57
Townhouse	10	5,111,855	0.16
Total	4,898	$3,111,977,810	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	1,512	$970,675,234	31.19%
Refi—Cash Out	2,759	1,734,630,163	55.74
Refi—No Cash Out	627	406,672,413	13.07
Total	4,898	$3,111,977,810	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	830	$563,443,598	18.11%
12	3,519	2,240,748,176	72.00
30	78	42,664,138	1.37
36	471	265,121,898	8.52
Total	4,898	$3,111,977,810	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	86	$55,048,095	1.77%
CA	3,261	2,077,184,638	66.75
CO	58	42,146,677	1.35
CT	69	51,771,456	1.66
DC	14	8,775,061	0.28
DE	5	2,698,036	0.09
FL	243	158,253,963	5.09
GA	23	13,713,555	0.44
ID	5	3,913,261	0.13
IL	103	60,635,624	1.95
IN	5	3,654,973	0.12
KS	1	1,232,171	0.04
KY	2	1,110,021	0.04
MA	147	87,225,222	2.80
MD	91	54,453,943	1.75
MI	28	16,556,891	0.53
MN	13	7,960,613	0.26
MO	1	999,500	0.03
MT	3	2,953,541	0.09
NC	9	6,627,122	0.21
NH	6	2,795,529	0.09
NJ	136	84,646,881	2.72
NV	75	40,321,134	1.30
NY	183	120,623,767	3.88
OH	8	4,544,786	0.15
OR	24	13,306,188	0.43
PA	16	12,060,210	0.39
RI	7	3,655,122	0.12
SC	6	4,343,780	0.14
TX	13	8,000,249	0.26
UT	15	9,954,161	0.32
VA	91	52,793,714	1.70
WA	145	94,918,762	3.05
WI	6	3,099,166	0.10
Total	4,898	$3,111,977,810	100.00%